EXHIBIT 99.1




Slide 1

[Exelon logo]

Exelon Corporation Investor Update

Bob Shapard, Executive VP and CFO
Linda Byus, VP Investor Relations

Texas Meetings
February 27-28, 2003

Slide 2

[Exelon logo]

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those factors discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Business Outlook and the Challenges in Managing Our Business" in Exelon's 2002 Annual Report included in current report on Form 8-K filed on 2/21/03, those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company's Registration Statement on Form S-4, Reg. No. 333-85496, those discussed in "Risk Factors" in PECO Energy Company's Registration Statement on Form S-3, Reg. No. 333-99361, and those discussed in "Risk Factors" in Commonwealth Edison Company's Registration Statement on Form S-3, Reg. No. 333-99363. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

Slide 3

[Exelon logo]

What Is Exelon?

----------------------------------------------------------------------------------------------------------------------
                                                                                  2001 Comparisons
                                                                   ---------------------------------------------------
                                                                                     U.S. Electric     U.S. Companies
                                            Exelon 2002             Exelon             Companies
----------------------------------------------------------------------------------------------------------------------
Retail Electric Customers                   5.1 million           5.1 million             1st                -
----------------------------------------------------------------------------------------------------------------------
Nuclear Capacity                             15.8K MWs*           15.4K MWs*              1st                -
----------------------------------------------------------------------------------------------------------------------
U.S. Capacity Resources                      43K MWs**             41K MWs**         Among largest           -
----------------------------------------------------------------------------------------------------------------------
Revenues                                    $15 billion           $15 billion             9th              135th
----------------------------------------------------------------------------------------------------------------------
Net Income                                  $1.4 billion         $1.4 billion             2nd               53rd
----------------------------------------------------------------------------------------------------------------------
Market Cap (as of 2/20/03)                 $16.1 billion               -                  3rd              100th
----------------------------------------------------------------------------------------------------------------------

*Includes AmerGen investment.
**Includes AmerGen and Sithe investments.

Slide 4

[Exelon logo]

Industry in Transition
    o    Regulatory restructuring
    o    Capacity overbuild
    o    Historically low wholesale
    o    Standard Market Initiatives

Slide 5

[Exelon logo]

Key Strengths
o     Low cost generation portfolio
o     Large stable customer base
o     No material trading or international exposure
o     Strong balance sheet / credit profile
o     Earnings and dividend growth

Slide 6

[Exelon logo]

Opportunities and Challenges for 2003
o    Enterprises (rationalize investment)
o    Illinois regulatory environment (Liberty Audit, POLR, new state leadership)
o    Exelon New England plants (operate, integrate and optimize)
o    Sithe Energies investment (buy, sell, restructure)
o    AmerGen investment (buy, sell, maintain)
o    The Exelon Way

Slide 7

[Exelon logo]

The Exelon Way

Definition -> As Is Analysis -> To Be Design -> Implement -> Track Results

An Exelon approach to create value and improve competitive position:
o    Pursue change at all levels across Exelon
o Changes will be deeper and longer term than recent successes in Cost Management Initiative
o    Will involve participation for all levels
Goal: $300 to $600 million annually in cash savings beginning 2004

Slide 8

[Exelon logo]

2003 EPS Guidance:  $4.80-$5.00

[This slide is a waterfall chart entitled "Expected EPS Drivers" starts with "2002 Actual" EPS of $4.44, adds a net EPS gain of $0.39 from "AT&T Wireless Sale/SFAS 142/Severance", and illustrates that Exelon expects the following drivers to add or subtract from EPS, as indicated, to reach $4.94-$4.99:

$4.44 (2002 Actual) + $0.39 (AT&T Wireless Sale/SFAS 142/Severance) - $0.08 (Weather) + $0.25 (Midwest Gen) + $0.11 (Fewer Nuclear Refueling Outages) - $0.07 (FAS 143) - $0.20 (Exelon New England / Sithe Energies) - $0.24 (Pension/Other Post-Retirement Benefit Costs) + $0.16 (Enterprises Breakeven) + $0.13 (Interest Savings) + $0.05-$0.10 (Delivery Sales Growth) = $4.94-$4.99.

On the right side of the chart, the chart identifies additional "Risks and Opportunities" that Exelon expects may affect EPS as follows:]

Cost Management Initiative Carryover +
Higher Market Prices +
Regulatory Settlement -
The Exelon Way +

Slide 9

[Exelon logo]

Positioned for Success

- In a position to meet earnings and dividend growth goals in depressed energy market
     o    Strong balance sheet
     o    No credit / liquidity issues
     o    Declining cost basis in generation
     o The Exelon Way initiative expected to reduce costs and enhance free cash flow

-    Well positioned for upside when markets recover
     o    Low cost generation fleet
     o    Stable customer and load mix
     o    Well placed generation in our regional markets